TRANSAMERICA FUNDS

Supplement to the Currently Effective I2 Prospectus and Summary Prospectus

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Transamerica International Small Cap Value

Shares of Transamerica International Small Cap Value (the “fund”) are currently available for purchase by existing investors only and are not available for purchase by new investors. Effective February 4, 2019, shares of the fund will be made available for purchase by new investors.

Accordingly, effective February 4, 2019, the “Purchase and Sale of Fund Shares” section of the Prospectus and Summary Prospectus for the fund will be deleted in its entirety and replaced with the following:

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose record keepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.

Effective February 4, 2019, the third paragraph under the section in the Prospectus entitled “How to Contact the Funds – Buying Shares” is deleted in its entirety.

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Investors Should Retain this Supplement for Future Reference

January 16, 2019

TRANSAMERICA FUNDS

Supplement to the Currently Effective Retail Prospectus and Summary Prospectus

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Transamerica International Small Cap Value

Shares of Transamerica International Small Cap Value (the “fund”) are currently available for purchase by existing investors only and are not available for purchase by new investors. Effective February 4, 2019, shares of the fund will be made available for purchase by new investors.

Accordingly, effective February 4, 2019, the “Purchase and Sale of Fund Shares” section of the Prospectus and Summary Prospectus for the fund will be deleted in its entirety and replaced with the following:

Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum investment for Class I shares is $1,000,000.

Effective February 4, 2019, the fifth paragraph under the section in the Prospectus entitled “How to Contact the Funds – Buying Shares” is deleted in its entirety.

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Investors Should Retain this Supplement for Future Reference

January 16, 2019